STATE OF DELAWARE	Exhibit 3.5
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 03:00 PM 04/28/1999
991168127 - 3036146

CERTIFICATE OF FORMATION

OF

DUKE ENERGY HYDROCARBONS, LLC

This Certificate of Formation of Duke Energy Hydrocarbons, LLC (the “LLC”), dated April 28, 1999, is being duly executed and filed by Beverly J. Fite, as an authorized person, to form a limited liability company under the Delaware Limited Liability Company Act (6 Del.C. § 18-101. et seq.).

FIRST. The name of the limited liability company formed hereby is Duke Energy Hydrocarbons, LLC.

SECOND. The address of the registered office of the LLC in the State of Delaware is c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801.

THIRD. The name and address of the registered agent for service of process on the LLC in the State of Delaware is c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation as of the date first above written.

/s/ Beverly J. Fite
Name: Beverly J. Fite
Authorized Person

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF FORMATION

OF

DUKE ENERGY HYDROCARBONS, LLC

Duke Energy Hydrocarbons, L.L.C., a limited liability company organized and existing under and by virtue of the Delaware Limited Liability Company Act (the “Company”) does hereby certify as follows:

1.           The name of the limited liability company is Duke Energy Hydrocarbons, LLC.

2.           The Certificate of Formation is amended to change the name of the Company as follows:

“The name of the limited liability company is Marlin Energy Offshore, L.L.C.”

IN WITNESS WHEREOF, said Company has caused this Certificate to be signed this 20th day of June, 2003.

DUKE ENERGY HYDROCARBONS, LLC

By:	Marlin Energy, L.L.C., its sole member

By:	/s/ Richard Zepenido, Jr.
Name: Richard Zepenido, Jr.
Title: President and Chief Executive Officer

STATE OF DELAWARE

SECRETARY OF STATE

DIVISION OF CORPORATIONS

DELIVERED 02:05 PM 04/05/2006

FILED 01:56 PM 04/05/2006

SRV 060321257 - 3036146 FILE

STATE OF DELAWARE

CERTIFICATE OF AMENDMENT

1.	Name of Limited Liability Company: Marlin Energy Offshore, L.L.C., formerly known as Duke Energy Hydrocarbons, L.L.C.

2.	The Certificate of Formation of the Limited Liability Company is hereby amended as follows: The name of the Limited Liability Company is changed to “Energy XXI GOM, LLC”.

IN WITNESS WHEREOF, the undersigned has executed this Certificate on the 5th day of April, 2006.

By:	Energy XXI Gulf Coast, Inc.,
Sole Member

	By:	/s/ John D. Schiller, Jr.
John D. Schiller, Jr.
Chief Executive Officer

STATE OF DELAWARE

SECRETARY OF STATE

DIVISION OF CORPORATIONS

DELIVERED 02:05 PM 04/05/2006

FILED 01:56 PM 04/05/2006

SRV 060321257 - 3036146 FILE